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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of True North Communications Inc.

As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference to this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No.'s 33-15126, 33-41128, and 33-48523).

                                       Arthur Andersen LLP

Chicago, Illinois,
March 29, 1995.